Exhibit 99.19

                                                                EXECUTION COPY
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                        GSAA HOME EQUITY TRUST 2006-10

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-10

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee


                                      and


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Servicer


                                  Dated as of


                                 June 29, 2006




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


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 29th day of June, 2006, among Wells Fargo Bank, National Association, a national banking association (the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignee"), and Goldman Sachs Mortgage Company, a New York limited partnership (the "Assignor" or "GSMC").

            WHEREAS, the Assignor and the Servicer have entered into (i) the Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement") and (ii) an Assignment and Conveyance Agreement, dated as of May 27, 2005, pursuant to which the Servicer sold certain Mortgage Loans (as defined below) to the Assignor on May 27, 2005 (the "Original Purchase Date");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder);

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption.

                  (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

                  (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the applicable Servicing Agreement.

                  (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

                  2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

                  (a) the definition of "Business Day" in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

            "Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in (a) the states of California, Iowa, Maryland, Minnesota and South Carolina or (b) the states where the parties are located, are authorized or obligated by law or executive order to be closed."

                  (b) The definition of "Servicing Fee Rate" set forth in
      Article I shall be deleted in its entirety and replaced with the following:

            "Servicing Fee Rate: With respect to any Mortgage Loan, 0.375% per annum."

                  (c) The second sentence of Section 4.2 shall be deleted in its entirety and replaced with the following:

            "In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.1 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings."


                  (d) The second paragraph of Section 4.4 shall be deleted in its entirety and replaced with the following:


            "The Company shall deposit in the Custodial Account within two (2) Business Days of the Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date:"

                  (e) The first sentence of the fifth paragraph of Section
      4.17 shall be deleted in its entirety and replaced with the following:

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

                  "Subject to two (2) Business Days' prior written notice to the Purchaser, at the address specified in Section 12.5, of its intent to do so, the disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser."


                  (f) The first sentence of the second paragraph of Section
      6.2 shall be deleted in its entirety and replaced with the following:

            "If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification pursuant to the terms of this Agreement or liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser."


                  (g) Section 10.1(ii) shall be deleted in its entirety and replaced with the following:

            "(ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of thirty (30) days (fifteen (15) days in the case of Section 6.4 and 6.6) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"


                  (h) Exhibit I shall be deleted in its entirety and be replaced with a new "Exhibit I" which shall be as set forth in Exhibit C attached to this Assignment Agreement.

            3. Accuracy of Servicing Agreement.

            The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect (other than as set forth herein) and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.1 of the Servicing Agreement are true and correct as of the date hereof, and the representations and warranties regarding the Mortgage Loans contained in Section 3.2 of the Servicing Agreement were true and correct as of the Original Purchase Date.

            4. Recognition of Assignee.

            From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing

Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the terms of the Servicing Agreement, as modified by this Assignment Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement has been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

            (b) Releases. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

            (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

            (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

            (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

            (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

            (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in the Servicing Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.2 of the Servicing Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

            It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the Mortgage Loan Documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 9 to repurchase, or in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(g), by the Servicer in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            8. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable transfer date in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

            9. Repurchase of Mortgage Loans.

            Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price (as defined in the Servicing Agreement) or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

            The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

            In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

            In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

            In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as such Servicing Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

            "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 9, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

            "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan, (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan,
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan, (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed- or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.2 of the Servicing Agreement.

            "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

            10. Continuing Effect.

            Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            11. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            12. Notices.

            Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                Wells Fargo Bank, National Association
                1 Home Campus, MAC #X2401-042
                Des Moines, Iowa 50328-0001
                Attention:  John B. Brown
                Tel:  (515) 213-7071
                Fax:  (515) 213-4527

                with a copy to,

                Wells Fargo Bank, National Association
                1 Home Campus, MAC #X2401-06T
                Des Moines, Iowa 50328-0001
                Attention:  General Counsel
                Tel:  (515) 213-4762
                Fax:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of the Assignee,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107

                with a copy to:

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  William Moliski
                Tel:  (212) 357-8721
                Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

            (c) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107

                with a copy to:

                Goldman Sachs Mortgage Company
                85 Broad Street
                New York, New York 10004
                Attention:  William Moliski
                Tel:  (212) 902-1434
                Fax:  (212) 363-6148

or such other address as may hereafter be furnished by the Assignor.

            13. Counterparts.

            This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            14. Definitions.

            Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            15. Third-Party Beneficiary.

            The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.




                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                 GOLDMAN SACHS MORTGAGE COMPANY,
                                 a New York limited partnership

                                 By: Goldman Sachs Real Estate Funding Corp., its general partner



                                 By: /s/ Kevin Gasvoda
                                    -------------------------------------------
                                       Name: Kevin Gasvoda
                                       Title: Vice President


                                 GS MORTGAGE SECURITIES CORP.



                                 By: /s/ Greg Finck
                                    -----------------------------------------
                                       Name: Greg Finck
                                       Title: Vice President


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION



                                 By: /S/ Patrick Greene
                                    -----------------------------------------
                                       Name: Patrick Greene
                                       Title: Senior Vice President





                            Wells Fargo Step 1 AAR

                                                                     Exhibit A
                                                                     ---------


                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]

                                                                     Exhibit B
                                                                     ---------


 Second Amended and Restated Master Seller's Warranties and Servicing Agreement
 ------------------------------------------------------------------------------

                         [On File with the Depositor]

                                                                     Exhibit C
                                                                     ---------

                                   EXHIBIT I

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [the Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as "Applicable Servicing Criteria"

--------------------------------------------------------------------------------------------------------------------

                                                                                                  Applicable
                                                Servicing Criteria                            Servicing Criteria
--------------------------------------------------------------------------------------------------------------------

       Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------

                                         General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)           Policies and procedures are instituted to monitor any performance              X
                        or other triggers and events of default in accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(1)(ii)          If any material servicing activities are outsourced to third                   X
                        parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iii)         Any requirements in the transaction agreements to
                        maintain a back-up servicer for the mortgage loans
                        are maintained.
--------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iv)          A fidelity bond and errors and omissions policy is in effect on                X
                        the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                        agreements.
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                                        Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(i)           Payments on mortgage loans are deposited into the appropriate                  X
                        custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)          Disbursements made via wire transfer on behalf of an obligor or to             X
                        an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iii)         Advances of funds or guarantees regarding collections, cash flows              X
                        or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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                                                         4-3

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                                                                                                  Applicable
                                                Servicing Criteria                            Servicing Criteria
--------------------------------------------------------------------------------------------------------------------

       Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)          The related accounts for the transaction, such as cash reserve                 X
                        accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(v)           Each custodial account is maintained at a federally insured                    X
                        depository institution as set forth in the transaction agreements.
                        For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
                        Rule 13k-1(b)(1) of the Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent unauthorized                  X
                        access.
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1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis for all                        X
                        asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
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                                        Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)           Reports to investors, including those to be filed with the                     X
                        Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                        investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                        Servicer.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

                                                                                                  Applicable
                                                Servicing Criteria                            Servicing Criteria
--------------------------------------------------------------------------------------------------------------------

       Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------

1122(d)(3)(ii)          Amounts due to investors are allocated and remitted in accordance              X
                        with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iii)         Disbursements made to an investor are posted within two business               X
                        days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iv)          Amounts remitted to investors per the investor reports agree with              X
                        cancelled checks, or other form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------

                                             Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(i)           Collateral or security on mortgage loans is
                        maintained as required X by the transaction
                        agreements or related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ii)          Mortgage loan and related documents are safeguarded as required by             X
                        the transaction agreements
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iii)         Any additions, removals or substitutions to the asset pool are                 X
                        made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iv)          Payments on mortgage loans, including any payoffs, made in                     X
                        accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                        specified in the transaction agreements, and allocated to
                        principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(v)           The Servicer's records regarding the mortgage loans agree with the             X
                        Servicer's records with respect to an obligor's unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vi)          Changes with respect to the terms or status of an obligor's                    X
                        mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------

                                                                                                  Applicable
                                                Servicing Criteria                            Servicing Criteria
--------------------------------------------------------------------------------------------------------------------

       Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g., forbearance plans,                  X
                        modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(viii)        Records documenting collection efforts are maintained during the               X
                        period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ix)          Adjustments to interest rates or rates of return for mortgage                  X
                        loans with variable rates are computed based on the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(x)           Regarding any funds held in trust for an obligor (such as escrow               X
                        accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                        interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                        and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xi)          Payments made on behalf of an obligor (such as tax or insurance                X
                        payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xii)         Any late payment penalties in connection with any payment to be                X
                        made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------

                                                                                                  Applicable
                                                Servicing Criteria                            Servicing Criteria
--------------------------------------------------------------------------------------------------------------------

       Reference                                     Criteria
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted within two               X
                        business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                        agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible accounts are                      X
                        recognized and recorded in accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)          Any external enhancement or other support, identified in Item
                        1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                        maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------




                                                          [NAME OF INTERIM SERVICER] [SUBSERVICER]



                                                          Date:____________________________________________________

By:
Name:
Title